AXA PREMIER VIP TRUST – DIVERSIFIED ASSET ALLOCATION PORTFOLIOS, TARGETED STRATEGIES PORTFOLIOS

SUPPLEMENT DATED JUNE 23, 2014 TO THE PROSPECTUS DATED MAY 1, 2014, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus dated May 1, 2014, as supplemented, of AXA Premier VIP Trust (the “Trust”) regarding the AXA Diversified Asset Allocation Portfolios and the AXA Targeted Strategies Portfolios (each, a Charter Allocation Portfolio” and collectively, the “Charter Allocation Portfolios”). You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding changes to disclosure relating to the Underlying Portfolios in which the Charter Allocation Portfolios may invest and to update certain disclosure relating to the Management Fees.

The first paragraph in the section of the Prospectus captioned “Management Team – The Manager - Management Fees” is hereby deleted in its entirety and replaced with the following:

Each Charter Allocation Portfolio pays a fee to the Manager for management services. Each Charter Allocation Portfolio (except the CharterSM Small Cap Growth Portfolio, CharterSM Small Cap Value Portfolio and CharterSM Multi-Sector Bond Portfolio, as discussed further below has not operated for a full fiscal year. The table below shows the annual contractual rate of the management fee (as a percentage of each Portfolio’s average daily net assets) payable by each Portfolio. Prior to April 18, 2014, each of the CharterSM Multi-Sector Bond Portfolio, CharterSM Small Cap Growth Portfolio and CharterSM Small Cap Value Portfolio was not a fund-of-funds, had different investment policies, and was managed by multiple advisers. Effective on that date, each of these Portfolios began operating as a fund-of-funds and each Portfolio’s management fee was reduced from an annual rate of 0.54% of the average daily net assets of the CharterSM Multi-Sector Bond Portfolio and 0.85% of average daily net assets of each of the CharterSM Small Cap Growth Portfolio and the CharterSM Small Cap Value Portfolio, to the annual rates shown in the table below.

The following footnote and the references thereto, denoted by an “*”, that appear in the sections of the Prospectus captioned “The Charter Allocation Portfolios at a Glance” and “Information Regarding the Underlying Portfolios and Underlying ETFs” are deleted:

“*Subject to shareholder approval, we anticipate that each of these Portfolios will be merged into a corresponding, newly created series of EQ Advisors Trust with substantially identical investment objectives, policies, and strategies. It is anticipated that these mergers will occur on or about June 20, 2014. After the mergers, these Portfolios will no longer be available.”

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